Exhibit 99.1

MediaAlpha Highlights Disclosures in White Mountains Insurance Group, Ltd. Form 10-Q Filed May 10, 2021

LOS ANGELES, Calif – May 10, 2021 -- MediaAlpha, Inc. (NYSE: MAX), today announced that, in connection with White Mountains Insurance Group, Ltd.’s (“White Mountains”) Form 10-Q filed today with the Securities and Exchange Commission (“SEC”), White Mountains was required to disclose certain summarized preliminary financial information for MediaAlpha’s fiscal quarter ended March 31, 2021, as set forth below:

●	Total revenues of $173.6 million
●	Total expenses of $173.4 million
●	Net income of $0.2 million
●	Total assets of $241.7 million
●	Total liabilities of $331.1 million

As of March 31, 2021, MediaAlpha is a significant investee of White Mountains and accordingly, White Mountains presents certain summarized financial information of MediaAlpha within the notes to its financial statements. As of March 31, 2021, White Mountains owned 16,939,998 shares of MediaAlpha Class A common stock, representing an approximately 29% ownership interest (26% on a fully diluted, fully converted basis).

The summary financial information of MediaAlpha that is included in White Mountains’ quarterly report is preliminary and may be revised in MediaAlpha’s Form 10-Q for the quarter ended March 31, 2021. The summary financial information also may not be indicative of trends in other financial or operating metrics, including Adjusted EBITDA. MediaAlpha undertakes no obligation to update or supplement the information provided above until the Company releases its results of operations for the fiscal quarter ended March 31, 2021.

MediaAlpha will report its first quarter 2021 financial results on Thursday, May 13, 2021 after market close. The company will host a Q&A conference call to discuss these results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on the same day. Participants may also dial in, toll-free at (833) 350-1346 or (236) 389-2445, with passcode 8753258.

A live webcast of the call will be available on MediaAlpha’s Investor Relations website at https://investors.mediaalpha.com. To register for the webcast, click here.

An audio replay of the conference call will be available for two weeks following the call at https://investors.mediaalpha.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the summary financial information for the fiscal quarter ended March 31, 2021. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including those more fully described in MediaAlpha’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on March 15, 2021. These factors should not be construed as exhaustive. MediaAlpha disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this release.

Contacts

Investors
Denise Garcia
Hayflower Partners
Denise@HayflowerPartners.com

Press
SHIFT
MediaAlpha@SHIFTComm.com